As filed with the Securities and Exchange Commission on February 11, 1997
                             Registration No. 33-320557


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                           INTERNATIONAL POST LIMITED
             (Exact name of registrant as specified in its charter)


                  Delaware                                 13-3735647
      (State or other jurisdiction of         (I.R.S. Employer Identification
       incorporation or organization)                       Number)


                 545 Fifth Avenue, New York, New York      10017
               (Address of principal executive offices) (Zip Code)


                           COMMON STOCK ISSUABLE UNDER
          THE INTERNATIONAL POST LIMITED 1993 LONG TERM INCENTIVE PLAN,
            THE INTERNATIONAL POST LIMITED RESTRICTED SHARE PLAN FOR
                                  DIRECTORS AND
                         VARIOUS STOCK OPTION AGREEMENTS
                            (Full title of the Plan)


Martin Irwin                            With a copy   Gerald Adler, Esq.
President and Chief Executive Officer   to:           Shereff, Friedman, Hoffman
International Post Limited                              & Goodman, LLP
545 Fifth Avenue                                      919 Third Avenue
New York, New York 10017                              New York, New York  10022
(212) 986-6300                                        (212) 758-9500

                      (Name, address and telephone number,
                   including area code, of agents for service)

                                     PART II

                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


Item 8.     Exhibits
            --------

            The following exhibit is filed as part of this Post-Effective Amendment No. 1 to the Registration Statement:

            Exhibit
            Number        Description
            -------       ----------------------------------------------------
               5          Opinion of Shereff, Friedman, Hoffman & Goodman, LLP

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S- 8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 11th day of February, 1997.


                                              INTERNATIONAL POST LIMITED

                                              By: /S/ JEFFREY J. KAPLAN
                                                  ----------------------
                                                  Jeffrey J. Kaplan
                                                  Executive Vice President and
                                                  Chief Financial Officer

                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Name and Signature           Title                                   Date
-----------------------      --------------------------        -----------------
                             President, Chief Executive        February 11, 1997
        *                    Officer and  Director
-----------------------      (Principal Executive Officer)
Martin Irwin
                             Executive Vice President,         February 11, 1997
                             Chief Financial Officer
/S/ JEFFREY J. KAPLAN        and Director
-----------------------      (Principal Financial Officer)
Jeffrey J. Kaplan

                             Vice President, Treasurer         February 11, 1997
        *                    and Secretary
-----------------------      (Principal Accounting Officer)
Gary R. Strack


        *                    Director                          February 11, 1997
-----------------------
Robert H. Alter


        *                    Director                          February 11, 1997
-----------------------
Julius Barnathan


        *                    Director                          February 11, 1997
-----------------------
Terrence A. Elkes


        *                    Director                          February 11, 1997
-----------------------
Kenneth F. Gorman


        *                    Director                          February 11, 1997
-----------------------
Louis H. Siracusano


*By:    /S/ JEFFREY J. KAPLAN
        ---------------------
        Jeffrey J. Kaplan
        Attorney in Fact

                           INTERNATIONAL POST LIMITED

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT


                                  EXHIBIT INDEX
                                  -------------


               Exhibit
               -------
                  5        Opinion of Shereff, Friedman, Hoffman & Goodman, LLP